SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 15, 1999

Stockscape.com Technologies Inc.

______________________________________________________________________ _______________

(Exact name of registrant as specified in its charter)

British Columbia, Canada 0- 16778 None

(State or other jurisdiction of (Commission (IRS Employer

incorporation) File Number) Identification No.)

540 The Marine Building, 355 Burrard Street, Vancouver, B.C. V6C 2G8

(Address of Principal Executive Office)

Registrant´s telephone number, including area code: (604) 687-0619

Cornucopia Resources Ltd.

(Former name or former address, if changed since last report.)

Unless otherwise indicated, all references to "dollars" and "$" are to United States dollars.

_____________________________________________________________________________ ________

STOCKSCAPE.COM TECHNOLOGIES INC.

TABLE OF CONTENTS

PAGE

GENERAL 3

ITEM 1: CHANGES IN CONTROL OF REGISTRANT 3

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS 3

ITEM 3: BANKRUPTCY OR RECEIVERSHIP -

ITEM 4: CHANGES IN REGISTRANT´S CERTIFYING ACCOUNTANT -

ITEM 5: OTHER EVENTS 3

ITEM 6: RESIGNATION OF REGISTRANT´S DIRECTORS -

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS 4

ITEM 8: CHANGE IN FISCAL YEAR -

SIGNATURES 5

STOCKSCAPE.COM TECHNOLOGIES INC.

GENERAL

Unless the context otherwise requires, "Stockscape.com" or the "Company" means Stockscape.com Technologies Inc., formerly Cornucopia Resources Ltd. ("Cornucopia") and its subsidiaries.

The Company uses the United States ("US dollar") as its reporting currency. All references in this document to Canadian dollars are expressed as "C$".

REORGANIZATION COMPLETED

Stockscape.com Technologies Inc., formerly Cornucopia Resources Ltd., has completed: (1) a consolidation of its authorized and issued common share capital on the basis of one new share for ten old shares; (2) the acquisition of a new business; and (3) a change of name.

The foregoing are the final aspects of the Company´s reorganization which also involved the previously announced completion of : (1) the sale of Cornucopia´s joint venture interest in the Ivanhoe property in the State of Nevada to Great Basin Gold Ltd. of Vancouver, B.C., and (2) the restructuring of the Board of Directors of Cornucopia to reflect the nature of the Company´s new business.

ITEM 1: CHANGES IN CONTROL OF REGISTRANT

As a result of the acquisition by the Company of Stockscape Technologies Ltd., A.R. Rule Investments B.C. Ltd. holds 55.06% of the outstanding common shares of the Company which represents a change in control. The shares were issued at a deemed price of C$0.50 per share in consideration for all the issued shares of Stockscape Technologies Ltd. See also Item 2, "Acquisition of Assets" and Item 5, "Other Events".

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Stockscape.com

On July 9, 1999, immediately following the name change and share consolidation the Company completed its acquisition of Stockscape Technologies Ltd. The acquisition was accomplished by the issuance of 10,000,000 post-consolidation shares of the Company at a deemed price of C$0.50 per share to A.R. Rule Investments B.C. Ltd.

ITEM 5: OTHER EVENTS

Share Consolidation and Name Change

On June 30, 1999, Cornucopia held its Annual and Extraordinary meeting and the shareholders passed a special resolution authorizing the consolidation of all of Cornucopia´s common shares without par value from 200,000,000 common shares into 20,000,000 common shares, every 10 common shares being consolidated into 1 common share; and then increasing the Company´s authorized common share capital to its pre-consolidation level of 200,000,000 common shares without par value and altering the Company´s Memorandum accordingly. The shareholders also passed a special resolution authorizing the change of name of Cornucopia to Stockscape.com Technologies Inc.

The Company´s shares previously traded on the OTC Bulletin Board under the symbol CNPGF. The share consolidation and name change became effective on July 9, 1999 and the shares of the Company commenced trading on July 13, 1999 on the OTC Bulletin Board on a consolidated basis under the symbol STKSF.

Financing

Stockscape.com has received commitments for a 4 million unit financing which was effected on a post-consolidation basis at C$0.50 per unit to raise maximum proceeds of C$2,000,000. Each unit will consist of one common share and two share purchase warrants. One share purchase warrant will be exercisable in the first year to acquire one additional Stockscape.com common share at C$0.65. The second warrant will be exercisable for a period of two years to acquire one additional common share at C$0.95. The warrants will have forced conversion features. Proceeds of the financing will be used to further develop the Stockscape.com customer base and for working capital purposes.

Stock Incentive Plan

At the June 30, 1999 Annual and Extraordinary meeting of Cornucopia shareholders passed an ordinary resolution to ratify and approve the adoption of a new Stock Incentive Plan to replace the previous Stock Incentive Plan. Pursuant to the new Stock Incentive Plan a total of 800,000 stock options have been granted to directors, officers and former directors of the Company and a further 490,000 incentive stock options have been granted to employees of the Company, for the purchase of post-consolidation shares of the Company at C$0.50 per share.

Directors and Management

At the June 30, 1999 Annual and Extraordinary meeting the following persons were elected as directors or appointed as officers of the Company, to hold office until the next annual general meeting or until their successors are elected or appointed:

Sargent H. Berner Director

John J. Brown Director and Chief Financial Officer

Andrew F. B. Milligan President and CEO

A. Murray Sinclair Director

David R. Williamson Director

Karyn Bachert Corporate Secretary

Mark T. Brown Treasurer

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits: Page

3(i).1 B.C. Companies Act Form 19 and Altered Memorandum 6

3(i).2 Certificate of Name Change 7

20.1 News release dated July 12, 1999 8

STOCKSCAPE.COM TECHNOLOGIES INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOCKSCAPE.COM TECHNOLOGIES INC.

Date: July 15, 1999 /s/ Andrew F. B. Milligan

President

EXHIBIT 3(i).1

FORM 19

(Section 348)

COMPANY ACT

SPECIAL RESOLUTION

Certificate of
Incorporation No. 300467

The following special resolution was passed by the company referred to below on the date stated:

NAME OF COMPANY: CORNUCOPIA RESOURCES LTD.

DATE RESOLUTION PASSED: June 30, 1999

Resolution:

"BE IT RESOLVED, as a special resolution, that:

1. the Company consolidate all of its issued and unissued common shares without par value from 200,000,000 common shares without par value into 20,000,000 common shares without par value, every ten (10) of such common shares without par value being consolidated into one (1) common share without par value;

2. the Company increase its authorized common shares without par value from 20,000,000 common shares without par value to 200,000,000 common shares without par value such that the authorized capital of the Company shall be 300,000,000 shares divided into 200,000,000 common shares without par value and 100,000,000 preferred shares without par value, issuable in series and that the Memorandum of the Company be altered accordingly so that it will be in the form set out in Schedule "A" attached hereto; and

3. the name of the Company be changed from "Cornucopia Resources Ltd." to "Stockscape.com Technologies Inc." and that the Memorandum of the Company be altered accordingly."

THE MEMORANDUM AS ALTERED IS ATTACHED AS SCHEDULE "A".

Certified a true copy July 9, 1999.

/S/ "Sargent H. Berner"

Solicitor

(Relationship to Company)

DuMoulin Black

10th Floor

595 Howe Street

Vancouver, British Columbia

V6C 2T5

Attached to the Resolutions of CORNUCOPIA RESOURCES LTD. passed by the Members on the 30th day of June, 1999.

COMPANY ACT

ALTERED MEMORANDUM
(as altered by Special Resolutions passed on the 30th day of June, 1999)

1. The name of the company is "STOCKSCAPE.COM TECHNOLOGIES INC.".

2. The authorized capital of the company consists of Three Hundred Million (300,000,000) shares divided into Two Hundred Million (200,000,000) common shares without par value and One Hundred Million (100,000,000) preferred shares without par value. The special rights and restrictions attached to the preferred shares are as set out in the Articles of the Company.

EXHIBIT 3(I).2

Certificate of Change of Name

Company Act

British Columbia

I hereby Certify that

CORNUCOPIA RESOURCES LTD.

has this day changed its name to

STOCKSCAPE.COM TECHNOLOGIES INC.

Issued under my hand at Victoria, British Columbia on July 09, 1999

/s/ "John S. Powell"

Registrar of Companies

Province of British Columbia

Canada"

EXHIBIT 20.1

CORNUCOPIA RESOURCES LTD.

Suite 540 - 355 Burrard Street, Vancouver, BC Canada V6C 2G8

Telephone: (604) 687-0619 • Facsimile: (604) 681-4170

News Release OTCBB Trading Symbol: STKSF

For Immediate Release July 12, 1999

STOCKSCAPE.COM TECHNOLOGIES INC. REORGANIZATION COMPLETED

Vancouver, B.C. - Andrew F. B. Milligan, President and CEO of Cornucopia Resources Ltd. is pleased to announce that the reorganization of the company has now been completed.

Name Change and Common Share Consolidation - The name change to Stockscape.com Technologies Inc. and common share consolidation was made effective Friday, July 9, 1999 and the Company´s shares will commence trading on the OTCBB under its new name and symbol "STKSF" on opening Tuesday July 13, 1999.

Acquisition of New Business Closed - Immediately following the name change and share consolidation the Company closed its acquisition of Stockscape Technologies Ltd. ("Stockscape.com"). The acquisition of Stockscape.com was accomplished by the issuance of 10,000,000 post-consolidation shares of the Company at a deemed price of C$.50 per share (aggregate consideration C$5,000,000).

Private Placement Financing Closed - The Company has also closed the previously announced part and parcel 4,000,000 unit private placement, at C$0.50 per unit, to raise proceeds of C$2 million. Each unit issued in the private placement consists of one post-consolidation common share and two share purchase warrants. One share purchase warrant is exercisable in the first year to acquire one additional common share in the capital of the Company at C$0.65. The second warrant is exercisable for a period of two years to acquire one additional common share at C$0.95. Both warrants have a forced conversion feature in the event the shares of the Company trade above a specified price for a period of time. Proceeds of the private placement will be used to further develop the Stockscape.com business and for working capital purposes.

Stock Options - Pursuant to the new Stock Incentive Plan approved by shareholders at the Company´s annual and extraordinary general meeting held on June 30, 1999, a total of 800,000 stock options have been granted to directors, officers and former directors of the Company and a further 490,000 incentive stock options have been granted to employees of the Company, for the purchase of post-consolidation shares of the Company at C$0.50 per share.

ON BEHALF OF THE BOARD OF DIRECTORS

(SIGNED)

Andrew F. B. Milligan

President and CEO

Stockscape.com Technologies Inc. Investor Relations: 1.604.687.0619